                                                                   Exhibit 10.75

                     THIRD AMENDMENT TO AMENDED AND RESTATED
                      REVOLVING CREDIT AGREEMENT AND WAIVER

          This Third Amendment to Amended and Restated Revolving Credit Agreement and Waiver (this "Amendment") is entered into as of August 10, 2001,
                            ---------
among TeleTech Holdings, Inc., a Delaware corporation (the "Company"), the
                                                            -------
several financial institutions from time to time party to the Credit Agreement (as defined herein) (collectively, the "Lenders"; individually, a "Lender"), and
                                        -------                    ------
Bank of America, N.A., as agent for the Lenders (in such capacity, the "Administrative Agent").
 --------------------

                                    RECITALS:

          WHEREAS, the Company, the Lenders, the Administrative Agent and the Co-Agents named therein have entered into that certain Amended and Restated Revolving Credit Agreement dated as of March 24, 2000 (as heretofore amended and as the same may be further amended or modified from time to time, the "Credit
                                                                       ------
Agreement");
---------

          WHEREAS, the Company, the Lenders and the Administrative Agent have determined that the Credit Agreement should be amended in certain respects and to make certain other changes agreed to by the parties; and

          WHEREAS, the Company has requested a waiver of, and the undersigned Lenders wish to waive, certain provisions of the Credit Agreement on the terms and conditions set forth below;

          NOW, THEREFORE, the parties hereto hereby agree as follows:

     1. Definitions. Capitalized terms used but not otherwise defined herein
        -----------
shall have the meanings ascribed to such terms in the Credit Agreement.

     2. Amendments to Credit Agreement. The Credit Agreement is hereby amended,
        ------------------------------
effective on the date this Amendment becomes effective in accordance with
Section 4 hereof, as follows:
---------

          (a) The definition of "Applicable Commitment Fee Percentage" in
     Article I of the Credit Agreement shall be amended and restated to read as follows:

          "Applicable Commitment Fee Percentage" means (a) with respect to the
           ------------------------------------
     Tranche A Commitment Amount, .125% and (b) with respect to the Tranche B Commitment Amount, subject to the last sentence of this definition, for any period, the applicable of the following percentages in effect with respect to such period as the Debt to EBITDAR Ratio of the Company shall fall within the indicated ranges:

     -----------------------------------------------------
            Debt to EBITDAR Ratio           Commitment Fee
     -----------------------------------------------------
     GREATER THAN OR EQUAL TO 2.50 to 1.0      0.45%
     -----------------------------------------------------
     GREATER THAN OR EQUAL 2.0 to 1.0 and      0.40%
               **2.50 to 1.0
     -----------------------------------------------------
     GREATER THAN OR EQUAL 1.0 to 1.0 and      0.35%
               **2.0 to 1.0
     -----------------------------------------------------
               **1.0 to 1.0                    0.30%
     -----------------------------------------------------

     The Debt to EBITDAR Ratio shall be calculated by the Company as of the end of each fiscal quarter and shall be reported to the Administrative Agent pursuant to a Compliance Certificate executed by a Responsible Officer of the Company and delivered pursuant to subsection 7.02(b) hereof. The
                                           ------------------
     Applicable Commitment Fee Percentage with respect to the Tranche B Commitment Amount shall be adjusted, if necessary, on the third Business Day after the delivery of such certificate; provided, that if such
                                                 --------
     certificate, together with the financial statements to which such certificate relates, is not delivered to the Administrative Agent by the fifth Business Day after the date on which the related financial statements are due to be delivered to the Administrative Agent pursuant to subsection
                                                                     ----------
     7.01(a) or (b), then, from such fifth Business Day until the third Business
     -------    ---
     Day after delivery of such certificate, the Applicable Commitment Fee Percentage with respect to the Tranche B Commitment Amount shall be equal to 0.45%. From the Third Amendment Effective Date until adjusted as described above, the Applicable Commitment Fee Percentage with respect to the Tranche B Commitment Amount shall be equal to 0.40%.

          (b) The definition of "Applicable Margin" in Article I of the Credit Agreement shall be amended and restated to read as follows:

          "Applicable Margin" means (a) with respect to Tranche A Loans, .225%
           -----------------
     per annum and (b) with respect to Tranche B Loans, subject to the last sentence of this definition, for any period, the applicable of the following percentages in effect with respect to such period as the Debt to EBITDAR Ratio of the Company shall fall within the indicated ranges:

     --------------------------------------------------------
          Debt to EBITDAR Ratio             Applicable Margin
     --------------------------------------------------------
     GREATER THAN OR EQUAL 2.5 to 1.0            2.000%
     --------------------------------------------------------
     GREATER THAN OR EQUAL 2.0 to 1.0 and        1.750%
               **2.50 to 1.0
     --------------------------------------------------------
     GREATER THAN OR EQUAL 1.0 to 1.0 and        1.500%
               **2.0 to 1.0
     --------------------------------------------------------
               **1.0 to 1.0                      1.125%
     --------------------------------------------------------

** = Less than

     The Debt to EBITDAR Ratio shall be calculated by the Company as of the end of each fiscal quarter and shall be reported to the Administrative Agent pursuant to a Compliance Certificate executed by a Responsible Officer of the Company and delivered pursuant to subsection 7.02(b). The Applicable
                                           ------------------
     Margin with respect to Tranche B Loans shall be adjusted, if necessary, on the third Business Day after the delivery of such certificate, with such adjustment to apply to all Interest Periods then outstanding and beginning thereafter until the next adjustment date; provided, that if such
                                                --------
     certificate, together with the financial statements to which such certificate relates, is not delivered to the Administrative Agent by the fifth Business Day after the date on which the related financial statements are due to be delivered to the Administrative Agent pursuant to subsection
                                                                     ----------
     7.01(a) or (b), then, from such fifth Business Day until the third Business
     -------    ---
     Day after delivery of such certificate, the Applicable Margin with respect to Tranche B Loans shall be equal to 2.000%. From the Third Amendment Effective Date until adjusted as described above, the Applicable Margin with respect to the Tranche B Loans shall be equal to 1.750%.

          (c) The definition of "EBITDAR" in Article I of the Credit Agreement shall be amended and restated to read as follows:

          "EBITDAR" means, for any period, for the Company and its Subsidiaries
           -------
     on a consolidated basis, determined in accordance with GAAP, the sum of (a) the Net Income (or net loss) for such period, plus (b) all amounts treated
                                                   ----
     as expenses for depreciation and interest and the amortization of intangibles of any kind to the extent deducted in the determination of such Net Income (or net loss), plus (c) all accrued taxes on or measured by
                               ----
     income to the extent included in the determination of such Net Income (or net loss), less (d) any nonrecurring gains (or plus any nonrecurring losses
                ----                                ----
     resulting directly from or incurred directly as a consequence of the sale or closure of any operating facilities by the Company and its Subsidiaries), plus (e) Rental Expenses for such period, plus (f) all
                    ----                                      ----
     interest payments made in such period in respect of Synthetic Lease Obligations, plus (g) up to $16,500,000 of non-cash nonrecurring charges
                  ----
     taken during the fiscal quarter ended June 30, 2001 relating to the Company's investment in enhansiv holdings, inc. and plus (h) up to
                                                         ----
     $16,000,000 of non-cash nonrecurring charges taken on the Dry Creek Property during the period beginning on October 1, 2000 and ending on June 30, 2001.

     3. Waiver. The Administrative Agent and the undersigned Lenders hereby
        ------
waive any breach of Section 8.18 of the Credit Agreement for the fiscal quarter ended June 30, 2001.

     4. Conditions to Effectiveness of this Amendment. This Amendment shall
        ---------------------------------------------
become effective upon the satisfaction of the following conditions (the "Effective Date"):
 --------------

          (a) Executed Amendment. Receipt by the Administrative Agent of duly
              ------------------
    executed counterparts of this Amendment from the Company, the Guarantors and all of the Lenders;

          (b) Joinder Agreement. Receipt by the Administrative Agent of a
              -----------------
     joinder agreement which has been executed by each of the Domestic Subsidiaries not currently parties to the Subsidiary Guaranty.

          (c) Incumbency. Receipt by the Administrative Agent of a certificate
              ----------
     of the Secretary or Assistant Secretary of the Company certifying the names and true signatures of the officers of the Company authorized to execute, deliver and perform, as applicable, this Amendment.

          (d) Closing Certificate. Receipt by the Administrative Agent of a
              -------------------
     certificate, signed by a Responsible Officer, dated as of the Effective Date, stating that:

               (i) the representations and warranties contained in Article VI of the Credit Agreement are true and correct on and as of such date, as though made on and as of such date;

               (ii) no Default or Event of Default exists or would result from the transactions contemplated by the Amendment; and

               (iii) there has occurred since December 31, 2000 no event or circumstance that has resulted or could reasonably be expected to result in a Material Adverse Effect.

          (e) Amendment Fee. Receipt by the Administrative Agent of the
              -------------
     amendment fee set forth in Section 6(a).
                                ------------

          (f) Miscellaneous. Receipt by the Administrative Agent of such other
              -------------
     documents, certificates, instruments or opinions as may reasonably be requested by it.

     5. Certain Representations and Warranties by the Company. In order to
        -----------------------------------------------------
induce the Lenders and the Administrative Agent to enter into this Amendment, the Company represents and warrants to the Lenders and the Administrative Agent that:

          (a) Authority. The Company has the right, power and capacity and has
              ---------
     been duly authorized and empowered by all requisite corporate and shareholder action to enter into, execute, deliver and perform this Amendment and the Credit Agreement as amended hereby.

          (b) Validity. This Amendment and the Credit Agreement as amended
              --------
     hereby have each been duly and validly executed and delivered by the Company and constitutes its legal, valid and binding obligations, enforceable against the Company in accordance with its respective terms, except as enforcement thereof may be subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law or otherwise).

          (c) No Conflicts. The Company's execution, delivery and performance of
              ------------
     this Amendment and the Credit Agreement as amended hereby does not and will not violate its Certificates or Articles of Incorporation or Bylaws, any law, rule, regulation, order, writ, judgment, decree or award applicable to the Company or any contractual provision to which the Company is party or to which the Company or any of its Subsidiaries are subject.

          (d) Approvals. No authorization or approval or other action by, and no
              ---------
     notice to or filing or registration with, any Governmental Authority or regulatory body (other than those which have been obtained and are in force and effect) is required in connection with the Company's execution, delivery and performance of this Amendment and the Credit Agreement as amended hereby.

          (e) Incorporated Representations and Warranties. All representations
              -------------------------------------------
     and warranties contained in the Loan Documents are true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the date hereof and the effective date hereof, except as to any representations or warranties which expressly relate to an earlier date, in which event, such representations and warranties are true as of such date.

          (f) No Defaults. No Default or Event of Default exists as of the date
              -----------
     hereof or will exist after giving effect to this Amendment.

     6. Miscellaneous. The parties hereto hereby further agree as follows:
        -------------

          (a) Fees. The Company shall pay to the Administrative Agent, for the
              ----
     benefit of the Lenders party hereto, an amendment fee in an amount equal to
     12.5 basis points on each Lender's commitment, provided that such Lender is a party hereto.

          (b) Further Assurances. Each of the parties hereto hereby agrees to do
              ------------------
     such further acts and things and to execute, deliver and acknowledge such additional agreements, powers and instruments as any other party hereto may reasonably require to carry into effect the purposes of this Amendment and the Credit Agreement as amended hereby.

          (c) Counterparts. This Amendment may be executed in one or more
              ------------
     counterparts, each of which, when executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same document with the same force and effect as if the signatures of all of the parties were on a single counterpart, and it shall not be necessary in making proof of this Amendment to produce more than one such counterpart.

          (d) Headings. Headings used in this Amendment are for convenience of
              --------
     reference only and shall not affect the construction of this Amendment.

          (e) Integration. This Amendment and the Loan Documents constitute the
              -----------
     entire agreement among the parties hereto with respect to the subject matter hereof and thereof.

          (f) Governing Law. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT
              -------------
     MADE UNDER THE LAWS OF THE STATE OF ILLINOIS, AND FOR ALL PURPOSES SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF SAID STATE, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

          (g) Binding Effect. This Amendment shall be binding upon and inure to
              --------------
     the benefit of and be enforceable by the parties hereto and their respective successors and assigns; provided, however, that the Company may
                                        --------  -------
     not assign or transfer its rights, interests or obligations hereunder without the prior written consent of the Administrative Agent and all of the Lenders. Except as expressly set forth to the contrary herein, this Amendment shall not be construed so as to confer any right or benefit upon any Person other than the parties to this Amendment and their respective successors and permitted assigns.

          (h) Amendment; Waiver; Reaffirmation of Loan Documents. The parties
              --------------------------------------------------
     hereto agree and acknowledge that nothing contained in this Amendment in any manner or respect limits or terminates any of the provisions of the Credit Agreement or the other Loan Documents other than as expressly set forth herein and further agree and acknowledge that the Credit Agreement and each of the other Loan Documents remain and continue in full force and effect and are hereby ratified and reaffirmed in all respects. No delay on the part of any Lender or the Administrative Agent in exercising any of their respective rights, remedies, powers and privileges under the Credit Agreement or any of the other Loan Documents or partial or single exercise thereof, shall constitute a waiver thereof. None of the terms and conditions of this Amendment may be changed, waived, modified or varied in any manner, whatsoever, except in accordance with Section 11.01 of the Credit Agreement.

          (i) Reference to and Effect on the Credit Agreement and the other Loan
              ------------------------------------------------------------------
     Documents. Upon the effectiveness hereof, each reference in the Credit
     ---------
     Agreement to "this Agreement," "hereunder," "hereof," "herein," or words of like import referring to the Credit Agreement and each reference in the other Loan Documents to the "Credit Agreement," "thereunder," "thereof," or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment. The Credit Agreement shall be deemed to be amended wherever and as necessary to reflect the foregoing amendments.

                            [signature page follows]

          IN WITNESS WHEREOF, this Amendment has been duly executed and delivered as of the date first above written.

                                  TELETECH HOLDINGS, INC.


                                  By:
                                      ------------------------------------------
                                  Title:
                                         ---------------------------------------


                                  BANK OF AMERICA, N.A., as Administrative Agent


                                  By:
                                      ------------------------------------------
                                  Title:
                                         ---------------------------------------


                                  BANK OF AMERICA N.A., as a Lender


                                  By:
                                      ------------------------------------------
                                  Title:
                                         ---------------------------------------


                                  FIRST UNION NATIONAL BANK, as a Lender


                                  By:
                                      ------------------------------------------
                                  Title:
                                         ---------------------------------------


                                  U.S. BANK NATIONAL ASSOCIATION, as a Lender


                                  By:
                                      ------------------------------------------
                                  Title:
                                         ---------------------------------------


                                  WELLS FARGO BANK, as a Lender


                                  By:
                                      ------------------------------------------
                                  Title:
                                         ---------------------------------------

                                      S-1
                              [TO THIRD AMENDMENT]

                                  THE NORTHERN TRUST COMPANY, as a Lender


                                  By:
                                      ------------------------------------------
                                  Title:
                                         ---------------------------------------

                                      S-2
                              [TO THIRD AMENDMENT]

                           GUARANTORS' ACKNOWLEDGMENT

     Each of the undersigned hereby (a) consents to and approves the execution and delivery of the foregoing Amendment by the Company, the Administrative Agent and the Lenders, (b) agrees that this Amendment does not nor shall it limit or diminish in any manner its obligations under the Subsidiary Guaranty or under any of the other Loan Documents to which it is a party, (c) agrees that the foregoing Amendment shall not be construed as requiring its consent in any other circumstance, (d) reaffirms its obligations under the Subsidiary Guaranty and all of the other Loan Documents to which it is a party, and (e) agrees that the Subsidiary Guaranty and such other Loan Documents remain in full force and effect and are each hereby ratified and confirmed.

                  T-TEC Labs, Inc.
                  Digital Creators, Inc.
                  TeleTech Customer Care Management (California), Inc.
                  TeleTech Customer Care Management (Colorado), Inc.
                  TeleTech Services Corporation
                  TeleTech Facilities Management (Postal Customer Support), Inc. TeleTech Facilities Management (Parcel Customer Support), Inc. TeleTech Customer Care Management (West Virginia), Inc. TeleTech Customer Care Management (New York), Inc.
                  TeleTech Customer Care Management (Telecommunications), Inc. TeleTech Financial Services Management (WV), Inc.
                  TeleTech Customer Care Management (GS), Inc.
                  TTEC Nevada, Inc.
                  TeleTech Customer Services, Inc.
                  TeleTech South America Holdings, Inc.
                  TeleTech Health Services Management, Inc.
                  TeleTech Customer Care Management, Inc.
                  TeleTech Customer Care Solutions (Japan), Inc.
                  TeleTech Customer Care Management (General), Inc.
                  TeleTech Customer Care Management (South America), Inc. TeleTech Customer Care Management (Texas), Inc.


                  By:
                      ---------------------------------------------------
                      Chris Batson, Treasurer of each of the corporations listed above